Exhibit 99.3

Consolidated Balance Sheets
(dollars in millions)

	12/31/2025	9/30/2025	12/31/2024
Assets
Loans	$106,541	$105,902	$104,260
Loans held for sale	1,077	998	797
Securities available for sale	39,596	40,456	37,707
Held-to-maturity securities	8,622	7,509	7,395
Trading account assets	1,061	972	1,283
Short-term investments	10,163	13,334	17,504
Other investments	949	921	1,041
Total earning assets	168,009	170,092	169,987
Allowance for loan and lease losses	(1,427)	(1,444)	(1,409)
Cash and due from banks	1,287	1,938	1,743
Premises and equipment	628	606	614
Goodwill	2,752	2,752	2,752
Other intangible assets	8	13	27
Corporate-owned life insurance	4,432	4,428	4,394
Accrued income and other assets	8,481	8,803	8,797
Discontinued assets	211	221	263
Total assets	$184,381	$187,409	$187,168

Liabilities
Deposits in domestic offices:
Interest-bearing deposits	121,100	122,425	120,132
Noninterest-bearing deposits	27,613	28,340	29,628
Total deposits	148,713	150,765	149,760
Federal funds purchased and securities sold under repurchase agreements	13	10	14
Bank notes and other short-term borrowings	1,071	1,339	2,130
Accrued expense and other liabilities	4,286	4,276	4,983
Long-term debt	9,917	10,917	12,105
Total liabilities	164,000	167,307	168,992

Equity
Preferred stock	2,500	2,500	2,500
Common shares	1,257	1,257	1,257
Capital surplus	6,035	6,002	6,038
Retained earnings	15,359	15,111	14,584
Treasury stock, at cost	(2,810)	(2,619)	(2,733)
Accumulated other comprehensive income (loss)	(1,960)	(2,149)	(3,470)
Total equity	20,381	20,102	18,176
Total liabilities and equity	$184,381	$187,409	$187,168

Common shares outstanding (000)	1,102,401	1,112,952	1,106,786

Consolidated Statements of Income
(dollars in millions, except per share amounts)
	Three months ended			Twelve months ended
	12/31/2025	9/30/2025	12/31/2024	12/31/2025	12/31/2024
Interest income
Loans	$1,439	$1,466	$1,448	$5,749	$6,026
Loans held for sale	18	18	20	61	60
Securities available for sale	388	408	353	1,599	1,142
Held-to-maturity securities	76	64	66	264	284
Trading account assets	12	11	16	56	61
Short-term investments	137	156	214	624	792
Other investments	8	8	15	33	62
Total interest income	2,078	2,131	2,132	8,386	8,427
Interest expense
Deposits	688	748	821	2,919	3,307
Federal funds purchased and securities sold under repurchase agreements	4	4	1	13	4
Bank notes and other short-term borrowings	9	14	24	84	164
Long-term debt	162	181	235	734	1,187
Total interest expense	863	947	1,081	3,750	4,662
Net interest income	1,215	1,184	1,051	4,636	3,765
Provision for credit losses	108	107	39	471	335
Net interest income after provision for credit losses	1,107	1,077	1,012	4,165	3,430
Noninterest income
Trust and investment services income	156	150	142	591	557
Investment banking and debt placement fees	243	184	221	780	688
Service charges on deposit accounts	78	75	65	295	261
Operating lease income and other leasing gains	9	11	15	43	76
Corporate services income	81	72	69	294	275
Cards and payments income	84	86	85	337	331
Corporate-owned life insurance income	40	35	36	140	138
Consumer mortgage income	16	14	16	58	58
Commercial mortgage servicing fees	68	73	68	287	258
Other income	7	8	(5)	23	23
Net securities gains (losses)	—	(6)	(908)	(6)	(1,856)
Total noninterest income	782	702	(196)	2,842	809
Noninterest expense
Personnel	790	742	734	2,917	2,714
Net occupancy	69	65	67	270	266
Computer processing	106	105	107	425	414
Business services and professional fees	61	44	55	193	174
Equipment	22	20	20	83	80
Operating lease expense	8	9	15	38	63
Marketing	28	22	33	95	94
Intangible asset amortization	—	—	—	—	—
Other expense	157	170	198	682	740
Total noninterest expense	1,241	1,177	1,229	4,703	4,545
Income (loss) from continuing operations before income taxes	648	602	(413)	2,304	(306)
Income taxes	139	112	(169)	476	(143)
Income (loss) from continuing operations	509	490	(244)	1,828	(163)
Income (loss) from discontinued operations, net of taxes	1	(1)	—	1	2
Net income (loss)	510	489	(244)	1,829	(161)
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Net income (loss) attributable to Key	$510	$489	$(244)	$1,829	$(161)

Income (loss) from continuing operations attributable to Key common shareholders	$474	$454	$(279)	$1,685	$(306)
Net income (loss) attributable to Key common shareholders	475	453	(279)	1,686	(304)
Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.43	$.41	$(.28)	$1.53	$(.32)
Income (loss) from discontinued operations, net of taxes	—	—	—	—	—
Net income (loss) attributable to Key common shareholders (a)	.43	.41	(.28)	1.53	(.32)
Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.43	$.41	$(.28)	$1.52	$(.32)
Income (loss) from discontinued operations, net of taxes	—	—	—	—	—
Net income (loss) attributable to Key common shareholders (a)	.43	.41	$(.28)	1.52	(.32)

Cash dividends declared per common share	$.205	$.205	$.205	$.82	$.82

Weighted-average common shares outstanding (000)	1,095,171	1,100,830	986,829	1,098,558	949,561
Effect of common share options and other stock awards (b)	11,152	9,845	—	9,436	—
Weighted-average common shares and potential common shares outstanding (000) (c)	1,106,323	1,110,675	986,829	1,107,994	949,561

(a)Earnings per share may not foot due to rounding.
(b)For periods ended in a loss from continuing operations attributable to Key common shareholders, anti-dilutive instruments have been excluded from the calculation of diluted earnings per share.
(c)Assumes conversion of common share options and other stock awards and/or convertible preferred stock, as applicable.